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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of ChevronTexaco Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. O'Reilly, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                 /s/ DAVID J. O'REILLY
                                          --------------------------------------
                                                    David J. O'Reilly
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated: May 9, 2003

A signed original of this written statement required by Section 906 has been provided to ChevronTexaco Corporation and will be retained by ChevronTexaco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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